UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported):  April 28, 2011

USEC Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Democracy Center
6903 Rockledge Drive
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

USEC Inc. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K filed on May 3, 2011 for the sole purpose of disclosing the Company’s decision as to the frequency with which it will include advisory votes on executive compensation in future annual meeting proxy materials.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously reported, at the Company’s 2011 annual meeting of shareholders held on April 28, 2011, a majority of the shares cast voted, on an advisory basis, to hold future advisory (non-binding) votes on executive compensation on an annual basis.  After consideration of the shareholder voting results, the Company has determined that future advisory (non-binding) votes on executive compensation will occur annually until the Company decides to hold the next advisory vote on the frequency of advisory votes on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USEC Inc.

September 9, 2011                                                                      By:                     /s/ John C. Barpoulis
John C. Barpoulis
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)